SSGA FUNDS

SUPPLEMENT DATED MAY 23, 2016

TO

PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2015, AS SUPPLEMENTED

SSGA U.S. GOVERNMENT MONEY MARKET FUND

CLASS N (SSGXX)

SSGA U.S. TREASURY MONEY MARKET FUND

CLASS N (SVTXX)

(each a “Fund,” and collectively the “Funds”)

The Board of Trustees of each Fund has approved a proposal to merge the Fund (each, a “Selling Fund”) with and into the buying fund (the “Buying Fund”) listed in the table below (each, a “Reorganization”). Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about the Buying Fund and the definitive terms of each of the proposed Reorganizations will be included in proxy materials.

Each Reorganization identified in the table below is subject to certain conditions, including approval by shareholders of the applicable Selling Fund. It is currently anticipated that proxy materials regarding the Reorganizations will be distributed to shareholders of the Selling Funds in the third quarter of 2016, and that meetings of shareholders to consider the mergers also will be held in the third quarter of 2016. Selling Fund shareholders will not pay any sales charges as a result of the Reorganizations. Each Buying Fund and each Selling Fund is a money market fund that currently buys and sells its shares at $1.00 per share by valuing its portfolio at amortized cost.

Selling Fund	Buying Fund
SSGA U.S. Government Money Market Fund	State Street Institutional U.S. Government Money Market Fund
SSGA U.S. Treasury Money Market Fund	State Street Institutional Treasury Plus Money Market Fund

The Funds’ Statement of Additional Information is revised to reflect the following non-fundamental investment policy, consistent with the Funds’ current investments:

Each Fund invests 100% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by government securities or cash. For purposes of this policy, government security means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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